Exhibit 99.1

SEACHANGE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

(in thousands, except per share data)

	For the Year Ended January 31, 2012
		Sale of	Other
	Company	On Demand	Pro Forma		Company
	Historical (1)	Group Limited (2)	Adjustments		Pro Forma

Assets

Current assets:
Cash and cash equivalents	$80,585	$(2,849)	$21,849	(a)	$99,585
Restricted cash	1,200	-	-		1,200
Marketable securities	7,855	-	-		7,855
Escrow receivable	-	-	4,218	(b)	4,218
Accounts receivable, net of allowance for doubtful accounts of $972 in 2012 and $995 in 2011, respectively	49,079	(8,371)	-		40,708
Unbilled receivables	6,066	-	-		6,066
Inventories, net	10,218	-	-		10,218
Prepaid expenses and other current assets	8,695	(2,725)	54	(c)	6,024
Assets held for sale	646	-	-		646
Deferred tax assets	2,065	-	-		2,065
Current assets related to discontinued operations	3,110	-	-		3,110
Total current assets	169,519	(13,945)	26,121		181,695

Property and equipment, net	30,566	(10,404)	-		20,162
Marketable securities, long-term	4,140	-	-		4,140
Investments in affiliates	3,013	-	-		3,013
Intangible assets, net	23,761	(1,329)	-		22,432
Goodwill	63,640	(19,226)	-		44,414
Other assets	1,515	-	-		1,515
Deferred tax assets, long-term	526	(343)	343	(c)	526
Non-current assets related to discontinued operations	2,355	-	-		2,355
Total assets	$299,035	$(45,247)	$26,464		$280,252

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$9,362	$(1,148)	$-		$8,214
Other accrued expenses	19,271	(5,926)	-		13,345
Customer deposits	3,067	-	-		3,067
Deferred revenues	31,835	(738)	-		31,097
Deferred tax liabilities	214	(214)	214	(d)	214
Current liabilities related to discontinued operations	2,779	-	-		2,779
Total current liabilities	66,528	(8,026)	214		58,716

Deferred revenue, long-term	4,638	-	-		4,638
Other liabilities, long-term	8,461	(622)	622	(d)	8,461
Distributions and losses in excess of investment	743	(738)	-		5
Taxes payable, long-term	3,043	-	-		3,043
Deferred tax liabilities, long-term	4,684	-	-		4,684
Total liabilities	88,097	(9,386)	836		79,547

Commitments and contingencies

Stockholders' Equity:
Common stock, $0.01 par value; 100,000,000 shares authorized; 32,534,444 and 31,876,815 shares issued; 32,494,660 and 31,837,031 shares outstanding, respectively	326	(22,208)	22,208		326
Additional paid-in capital	213,880	(8,094)	8,094		213,880
Treasury stock, at cost 39,784 and 39,784 common shares, respectively	(1)	-	-		(1)
Accumulated income (deficit)	6,507	(5,559)	(11,705)		(10,757)
Accumulated other comprehensive loss	(9,774)	-	7,031		(2,743)
Total stockholders' equity	210,938	(35,861)	25,628	(e)	200,705

Total liabilities and stockholders' equity	$299,035	$(45,247)	$26,464		$280,252

(1)	As reported in SeaChange International, Inc.'s audited financial statements contained in its Annual Report on Form 10-K for the Year Ended January 31, 2012.
(2)	Derived from On Demand Group Limited's historical financial position as of January 31, 2012 and its historical operating results for the years ended January 31, 2012, 2011 and 2010.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

(a)	To record cash proceeds net of transaction costs of $21,849 for the sale of On Demand Group Limited (ODG).

(b)	To reflect $5,717 of monies placed in escrow to cover potential contingencies, warranties, and indemnifications provided in the agreement, offset by management's estimation of $1,500 for potential post-closing expenses for which we have agreed to reimburse Avail Media, Inc.

(c)	To add back certain assets of ODG which will be retained by SeaChange International, Inc.

(d)	To add back certain liabilities of ODG which will be retained by SeaChange International, Inc.

(e)	Adjustment to Equity of $25,628 consists of net assets of ODG sold to Avail Media, Inc. of $35,861, net assets remaining with SeaChange International, Inc. of $(439), reduction in On Demand Group's CTA of $7,031 and the estimated loss on sale of net assets of $(17,264).

(f)	The pro forma financial statements do not include interest income on the estimated net proceeds. Assuming a 2.25% annual rate of return on the estimated net proceeds from the transaction of $21,849, the following is the estimated interest income:

Twelve Months Ended:
1/31/12	$514
1/31/11	503
1/31/10	492

SEACHANGE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended January 31, 2012
		Sale of	Other
	Company	On Demand	Pro Forma	Company
	Historical (1)	Group Limited (2)	Adjustments	Pro Forma

Revenues:
Products	$73,157	$-	$-	$73,157
Services	124,548	(32,900)	-	91,648
Total revenues	197,705	(32,900)	-	164,805

Cost of revenues:
Products	22,774	-	-	22,774
Services	76,919	(27,298)	-	49,621
Total cost of revenues	99,693	(27,298)	-	72,395

Gross profit	98,012	(5,602)	-	92,410

Operating expenses:
Research and development	40,692	-	-	40,692
Selling and amrketing	21,619	-	-	21,619
General and administrative	24,116	(3,421)	-	20,695
Amortization of intangibles	3,923	(139)	-	3,784
Acquisition costs	3,312	-	-	3,312
Restructuring costs	3,316	-	-	3,316
Total operating expenses	96,978	(3,560)	-	93,418

Income (loss) from operations	1,034	(2,042)	-	(1,008)
Interest income	352	(60)	-	292
Interest expense	(55)	15	-	(40)
Other expense, net	(655)	(40)	-	(695)

Income (loss) before income taxes and equity income (loss) in earnings of affiliates	676	(2,127)	-	(1,451)
Income tax expense (benefit)	2,193	(312)	-	1,881
Equity income (loss) in earnings of affiliates, net of tax	233	(92)	-	141
Loss from continuing operations	(1,284)	(1,907)	-	(3,191)

Earnings per share from continuing operations:
Basic loss per share	$(0.04)			$(0.10)
Diluted loss per share	$(0.04)			$(0.10)

Weighted average common shares outstanding:
Basic	32,093			32,093
Diluted	32,093			32,093

(1)	As reported in SeaChange International, Inc.'s audited financial statements contained in its Annual Report on Form 10-K for the Year Ended January 31, 2012.
(2)	Derived from On Demand Group Limited's historical financial position as of January 31, 2012 and its historical operating results for the years ended January 31, 2012, 2011 and 2010.

SEACHANGE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended January 31, 2011
		Sale of	Other
	Company	On Demand	Pro Forma	Company
	Historical (1)	Group Limited (2)	Adjustments	Pro Forma

Revenues:
Products	$82,155	$-	$-	$82,155
Services	119,532	(27,951)	-	91,581
Total revenues	201,687	(27,951)	-	173,736

Cost of revenues:
Products	30,256	-	-	30,256
Services	68,576	(23,342)	-	45,234
Total cost of revenues	98,832	(23,342)	-	75,490

Gross profit	102,855	(4,609)	-	98,246

Operating expenses:
Research and development	44,569	-	-	44,569
Selling and amrketing	21,055	-	-	21,055
General and administrative	23,647	(4,025)	-	19,622
Amortization of intangibles	3,359	(285)	-	3,074
Acquisition costs	764	-	-	764
Restructuring costs	6,997	-	-	6,997
Total operating expenses	100,391	(4,310)	-	96,081

Income from operations	2,464	(299)	-	2,165
Interest income	307	(3)	-	304
Interest expense	(38)	15	-	(23)
Other expense, net	(687)	(516)	-	(1,203)
Gain on sale of investment in affiliates	27,071	-	-	27,071

Income before income taxes and equity income in earnings of affiliates	29,117	(803)	-	28,314
Income tax expense (benefit)	(2,438)	210	-	(2,228)
Equity income in earnings of affiliates, net of tax	85	82	-	167
(Loss) income from continuing operations	31,640	(931)	-	30,709

Earnings per share from continuing operations:
Basic income per share	$1.01			$0.98
Diluted income per share	$0.99			$0.96

Weighted average common shares outstanding:
Basic	31,434			31,434
Diluted	31,986			31,986

(1)	As reported in SeaChange International, Inc.'s audited financial statements contained in its Annual Report on Form 10-K for the Year Ended January 31, 2012.
(2)	Derived from On Demand Group Limited's historical financial position as of January 31, 2012 and its historical operating results for the years ended January 31, 2012, 2011 and 2010.

SEACHANGE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended January 31, 2010
		Sale of	Other
	Company	On Demand	Pro Forma	Company
	Historical (1)	Group Limited (2)	Adjustments	Pro Forma

Revenues:
Products	$97,005	$-	$-	$97,005
Services	92,935	(19,793)	-	73,142
Total revenues	189,940	(19,793)	-	170,147

Cost of revenues:
Products	35,929	(414)	-	35,515
Services	54,941	(16,118)	-	38,823
Total cost of revenues	90,870	(16,532)	-	74,338

Gross profit	99,070	(3,261)	-	95,809

Operating expenses:
Research and development	45,104	-	-	45,104
Selling and amrketing	22,425	-	-	22,425
General and administrative	20,823	(2,918)	-	17,905
Amortization of intangibles	2,826	(678)	-	2,148
Acquisition costs	-	-	-	-
Restructuring costs	-	-	-	-
Total operating expenses	91,178	(3,596)	-	87,582

Income from operations	7,892	335	-	8,227
Interest income	763	(40)	-	723
Interest expense	(156)	3	-	(153)
Other expense, net	(462)	155	-	(307)

Income before income taxes and equity income (loss) in earnings of affiliates	8,037	453	-	8,490
Income tax expense	271	105	-	376
Equity income (loss) in earnings of affiliates, net of tax	(653)	654	-	1
Income from continuing operations	7,113	1,002	-	8,115

Earnings per share from continuing operations:
Basic income per share	$0.23			$0.26
Diluted income per share	$0.23			$0.26

Weighted average common shares outstanding:
Basic	30,860			30,860
Diluted	31,433			31,433

(1)	As reported in SeaChange International, Inc.'s audited financial statements contained in its Annual Report on Form 10-K for the Year Ended January 31, 2012.
(2)	Derived from On Demand Group Limited's historical financial position as of January 31, 2012 and its historical operating results for the years ended January 31, 2012, 2011 and 2010.